UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 10, 2019

Occidental Petroleum Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
9 1/4% Senior Debentures due 2019	OXY 19A	New York Stock Exchange
Common Stock, $0.20 par value	OXY	New York Stock Exchange

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2019, the Board of Directors (the “Board”) of Occidental Petroleum Corporation (“Occidental”) increased the size of the Board from nine to 10 directors in order to elect Robert “Bob” M. Shearer, a former managing director of BlackRock Advisors, LLC, to the Board. The Board appointed Mr. Shearer to serve as a member of the Audit Committee and Environmental, Health and Safety Committee.

Mr. Shearer, 64, has over 35 years of experience in securities and leading investment management firms. Before retiring from BlackRock in 2017, he was co-head of BlackRock’s Equity Dividend team and a member of the Fundamental Equity Platform within BlackRock’s Portfolio Management Group.  Mr. Shearer was also the portfolio manager for both the BlackRock Equity Dividend Fund and Natural Resources Trust, which grew from $500 million to over $50 billion under his leadership.  Previously, he managed the Merrill Lynch World Natural Resources Portfolio for Merrill Lynch Investment Managers, which merged with BlackRock in 2006.

There are no arrangements or understandings between Mr. Shearer and any other persons pursuant to which he was selected as a director. Pursuant to Occidental’s compensation program for non-executive directors, Mr. Shearer received (i) a pro rata portion of the 2019 common stock equity award granted to non-employee directors, consisting of 3,718 shares of common stock, and (ii) a pro rata portion of the 2019 retainer paid to non-employee directors.

Item 7.01 Regulation FD.

On July 10, 2019, Occidental issued a press release with respect to Mr. Shearer’s election to the Board. The press release, furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 10, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: July 15, 2019	OCCIDENTAL PETROLEUM CORPORATION

/s/ Nicole E. Clark
Name: Nicole E. Clark
Title: Vice President, Corporate Secretary and
Associate General Counsel